      As filed with the Securities and Exchange Commission on July 8, 1999



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

                          Date of Report: June 30, 1999
                        (Date of earliest event reported)



                     SECURITY ASSOCIATES INTERNATIONAL, INC.
             (Exact name of registrant as specified in the charter)

          Delaware                      000-20870                87-0467198
(State or other Jurisdiction      (Commission File No.)        (IRS Employer
      of incorporation)                                     Identification No.)



                  2101 South Arlington Heights Road, Suite 100
                     Arlington Heights, Illinois 60005-4142
                    (Address of Principal Executive Offices)

                                 (847) 956-8650
               (Registrant's telephone number including area code)

                                       n/a
          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

SALE OF SAI OWNED ACCOUNTS

         On June 30, 1999, SAI sold its portfolio of approximately 27,000 owned (retail) subscriber accounts to Security Alarm Financing Enterprises, Inc.
(SAFE), an unaffiliated third party. SAFE is a leading finance company serving independent alarm dealers. SAI will continue to monitor these accounts and will become SAFE's preferred provider of alarm monitoring services.

         The total transaction value was $22,800,000, of which $1,800,000 was a loan extended by SAFE to SAI. The purchase price, which was paid in cash at closing, was determined primarily on the recurring monthly revenue of the account portfolio and was arrived at by arm's length negotiations between the parties. The loan is due in one year and bears interest at the rate of 8% per annum. The loan, with interest, will be considered paid in full if during the term of the loan SAI refers to SAFE $230,000 in recurring monthly revenue from alarm dealers for purchase or for collateral for loans under SAFE's financing programs, which SAFE then closes.

         This transaction allows us to fully concentrate our resources on our primary business of providing wholesale monitoring services to independent alarm dealers. As part of the transaction, SAI and SAFE formed a strategic alliance to provide financing to, and better serve the needs of, independent alarm dealers.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial statements of  businesses acquired.

              Not required.

         (b)  Pro forma financial information.

              Pro Forma Combined Statement of Income for the
              Three Month Period Ended March 31, 1999.................. F-1

              Pro Forma Combined Statement of Income for the
              Year Ended December 31, 1998............................. F-2

              Pro Forma Combined Balance Sheet as of
              March 31, 1999........................................... F-3

         (c)  Exhibits.

              2.2 Asset Purchase Agreement between Security Associates International, Inc., as Seller and Security Alarm Financing Enterprises, Inc, as Purchaser, dated June 30, 1999.

                          PRO FORMA STATEMENT OF INCOME
                      (in thousands, except per share data)

         The following unaudited Pro Forma Combined Statement of Income for the three month period ended March 31, 1999 was prepared to illustrate the estimated effects of SAI's sale of its owned subscriber accounts to Security Alarm Financing Enterprises, Inc. (SAFE) as if it had occurred on January 1, 1999. The Pro Forma Statement of Income does not purport to represent what SAI's results of operations would actually have been if the sale had occurred on the dates indicated or to predict SAI's results of operations for any future period.


                                                                    SALE OF
                                                                    -------
                                                                     OWNED
                                                                     -----         PRO FORMA      PRO FORMA
                                                     SAI(1)       ACCOUNTS(2)     ADJUSTMENT       COMBINED
                                                     ------       -----------     ----------       --------

Monitoring fees and other revenues                  $ 6,300          $1,836               --         $4,464
General, selling and administrative expenses          5,051             851               --          4,200
Amortization and depreciation                         1,638             962               --            676
                                                 ---------------------------------------------   ------------
Loss from operations                                   (389)             23               --           (412)
Interest expense, net                                   883              --             (488) (3)       395
                                                 ---------------------------------------------   ------------
Net income (loss) before income taxes                (1,272)             23             (488)          (807)
Income tax expense                                       --              --               --             --
                                                 ---------------------------------------------   ------------
Net income (loss)                                    (1,272)             23             (488)          (807)
Dividends accrued on preferred stock                    150              --               --            150
                                                 ---------------------------------------------   ------------
Net income (loss) available to common
    Stockholders                                    $(1,422)             23             (488)          (957)
                                                 ---------------------------------------------   ------------
Net loss per share                                  $  (.21)             --           $ (.07)        $ (.14)
Weighted average shares outstanding               6,773,638       6,773,638        6,773,638      6,773,638

(1.) Data for SAI is for the three month period ended March 31, 1999.
(2.) Reflects operating results for the retail segment for the three month period ended March 31, 1999.
(3.) Reflects a $20,000,000 payment on senior debt, interest rate 9.75%, to be paid with proceeds from the sale of the owned subscriber accounts.

                          PRO FORMA STATEMENT OF INCOME
                      (in thousands, except per share data)

         The following unaudited Pro Forma Combined Statement of Income for the year ended December 31, 1998 was prepared to illustrate the estimated effects of SAI's sale of its owned subscriber accounts to Security Alarm Financing Enterprises, Inc. (SAFE) as if it had occurred on January 1, 1998. The Pro Forma Statement of Income does not purport to represent what SAI's results of operations would actually have been if the sale had occurred on the dates indicated or to predict SAI's results of operations for any future period.


                                                                    SALE OF
                                                                    -------
                                                                     OWNED
                                                                     -----         PRO FORMA      PRO FORMA
                                                     SAI(1)       ACCOUNTS(2)     ADJUSTMENT       COMBINED
                                                     ------       -----------     ----------       --------

Monitoring fees and other revenues                 $ 20,204         $ 6,942               --       $ 13,262
General, selling and administrative expenses         17,322           3,724               --         13,598
Amortization and depreciation                         6,288           4,292               --          1,996
                                                 ---------------------------------------------    -----------
Loss from operations                                 (3,406)         (1,074)              --         (2,332)
Interest expense, net                                 2,870              --           (1,950) (3)       920
                                                 ---------------------------------------------    -----------
Net income (loss) before income taxes                (6,276)         (1,074)          (1,950)        (3,252)
Income tax expense                                       --              --               --             --
                                                 ---------------------------------------------    -----------
Net income (loss)                                    (6,276)         (1,074)          (1,950)        (3,252)
Dividends accrued on preferred stock                    522              --               --            522
                                                 ---------------------------------------------    -----------
Net income (loss) available to common
    Stockholders                                   $ (6,798)         (1,074)          (1,950)        (3,774)
                                                 ---------------------------------------------    -----------
Net loss per share                                 $  (1.06)        $  (.17)         $  (.30)      $   (.59)
Weighted average shares outstanding               6,394,048       6,394,048        6,394,048      6,394,048

(1.) Data for SAI is for the year period ended December 31, 1998.
(2.) Reflects operating results for the retail segment for the year ended
     December 31, 1998.
(3.) Reflects a $20,000,000 payment on senior debt, interest rate 9.75%, to be paid with proceeds from the sale of the owned subscriber accounts.

                             PRO FORMA BALANCE SHEET
                      (in thousands, except per share data)

         The following unaudited Pro Forma Combined Balance Sheet as of March 31, 1999 was prepared to illustrate the estimated effects of SAI's sale of its owned subscriber accounts to Security Alarm Financing Enterprises, Inc. (SAFE) as if it had occurred on January 1, 1999. The Pro Forma Balance Sheet does not purport to represent what SAI's financial position would actually have been if the sale had occurred on the dates indicated or to predict SAI's financial position for any future period.

                                                                         SALE OF
                                                                         -------
                                                                          OWNED
                                                                          -----         PRO FORMA
                                                           SAI(1)      ACCOUNTS(2)       COMBINED
                                                           ------      -----------       --------
                        ASSETS
      Cash                                                $ 2,172       $  1,423         $  3,595
      Account Receivables, net                              3,366             --            3,366
      Other assets, net                                       375             --              375
                                                         ---------------------------    ----------
                Total current assets                        5,913          1,423            7,336
                                                         ---------------------------    ----------
      Fixed assets, net                                     3,202             --            3,202
      Contract rights to monitor security systems, net     15,190        (15,190)              --
      Goodwill, net                                        22,550           (351)(3)       22,199
      Other assets, net                                       638           (638)(4)           --
                                                         ---------------------------    ----------
                Total other assets                         41,580        (16,179)          25,401
                                                         ---------------------------    ----------

                                                         ---------------------------    ----------
                TOTAL ASSETS                               47,493        (14,756)          32,737
                                                         ===========================    ==========

      LIABILITIES AND STOCKHOLDERS'  EQUITY
      Accounts Payable                                    $   494             --              494
      Current maturities of long-term notes payable         2,410         (1,663)(5)          747
      Note Payable                                             --          1,800 (6)        1,800
      Attrition Guarantee                                      --          1,300 (7)        1,300
      Accrued expenses                                      4,100            900 (8)        5,000
      Unearned revenue                                      3,618         (1,574)           2,044
                                                         ---------------------------    ----------
                Total current liabilities                  10,622            763           11,385
                                                         ---------------------------    ----------
      NOTES PAYABLE, net of current maturities             24,937        (18,337)(5)        6,600
      Subordinated debt                                     9,400             --            9,400
                                                         ---------------------------    ----------
                Total liabilities                          44,959        (17,574)          27,385
                                                         ---------------------------    ----------
      STOCKHOLDERS' EQUITY (DEFICIT)
      Convertible preferred stock, $10.00 par
          value, 66,600 shares outstanding,
          liquidation value $16,665,000                       667             --              667
      12% Redeemable  preferred stock, $10.00 par
          value, 500,000 shares outstanding                 5,000             --            5,000
      Common stock, .001 par value, 6,771,807
          shares outstanding                                    7             --                7
      Warrants                                                 73             --               73
      Additional paid-in capital                           16,434             --           16,434
      Retained deficit                                    (19,647)         2,818 (9)      (16,829)
                                                         ---------------------------    ----------
                Total stockholders' equity                  2,534          2,818            5,352
                                                         ---------------------------    ----------

                                                         ===========================    ==========
          TOTAL LIABILITIES AND STOCKHOLDERS'EQUITY        47,493        (15,756)          32,737
                                                         ===========================    ==========


(1.) Data for SAI is as of March 31, 1999.
(2.) Reflects assets and liabilities related to the owned subscriber accounts.
     Accrued expenses and attrition guarantee accrual are estimates subject to change.
(3.) Goodwill written off related to the purchase of Winnetka and MCAP, the parent companies of Monitor Service Group which previously owned the subscriber accounts and was purchased by SAI on September 5, 1996.
(4.) Deferred financing costs related to FINOVA debt written off reflecting payment and the renegotiation of the debt agreement.
(5.) Reflects payment of $20,000,000 to FINOVA from proceeds of sale of owned subscriber accounts.
(6.) Note payable to SAFE. Note is extinguished if certain referral targets are achieved by SAI within one year of the transaction.
(7.) One year guarantee to SAFE on attrition rate of owned subscriber accounts sold.
(8.) Reflects a $500,000 accrual for moving phone lines and $400,000 accrual for severance and shutdown expenses.
(9.) Estimated gain on sale of owned subscriber accounts.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             Security Associates International, Inc.
                                          (Registrant)

                             By:   /s/ Daniel S. Zittnan
                                ------------------------
                                Daniel S. Zittnan
                                Senior Vice President, Chief Financial Officer

Date: July 8,1999